January 15, 2021

BNY MELLON INVESTMENT FUNDS IV, INC.

– BNY Mellon Floating Rate Income Fund

Supplement to Current Summary Prospectus and Prospectus

Effective January 31, 2021, the following information will supersede and replace the information contained in the sections "Portfolio Management" in the summary prospectus and "Fund Summary – Portfolio Management" in the prospectus:

The fund's investment adviser is BNY Mellon Investment Adviser, Inc. (BNYM Investment Adviser). BNYM Investment Adviser has engaged its affiliate, Alcentra NY, LLC (Alcentra), to serve as the fund's subadviser.

Chris Barris and Kevin Cronk, CFA, are the fund's primary portfolio managers, positions they have held since September 2013 and May 2017, respectively.  Mr. Barris is Global Head of High Yield and Deputy Chief Investment Officer at Alcentra.  Mr. Cronk is a Managing Director and Head of U.S. Credit at Alcentra.

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Effective January 31, 2021, the following information will supersede and replace the fourth paragraph in the section "Fund Details – Management" in the prospectus:

Chris Barris and Kevin Cronk, CFA, are the fund's primary portfolio managers, positions they have held since September 2013 and May 2017, respectively.  Messrs. Barris and Cronk are jointly and primarily responsible for managing the fund's portfolio.  Mr. Barris is Global Head of High Yield and Deputy Chief Investment Officer at Alcentra, which he joined in January 2013.  Mr. Cronk is a Managing Director and Head of U.S. Credit at Alcentra, which he joined in January 2013.

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